EXHIBIT 99


                             RESTRUCTURE AGREEMENT


      THIS RESTRUCTURE AGREEMENT ("Agreement") is entered into this 1st day of October, 1999, by and between GEOKINETICS INC., a Delaware corporation, and its subsidiaries, SIGNATURE GEOPHYSICAL SERVICES, INC. (a Michigan corporation) and QUANTUM GEOPHYSICAL, INC. (a Texas corporation), collectively the "Geokinetics Entities," and INPUT/OUTPUT, INC. (a Delaware corporation) and its subsidiary Global Charter Corporation (a Delaware corporation), collectively the "I/O Entities."

                                   RECITALS:

      WHEREAS, Geokinetics Inc. ("Geokinetics") and Input/Output, Inc. ("I/O") are parties to that certain Conditional Sales Agreement No. 970915 executed by Geokinetics and I/O on or about September 26, 1997 and September 29, 1997, respectively ("CSA I"), whereby I/O agreed to sell certain equipment to Geokinetics;

      WHEREAS, Signature Geophysical Services, Inc. ("Signature"), and I/O are parties to that certain Conditional Sales Agreement No. 970916 executed by Signature and I/O on or about September 26, 1997 and September 29, 1997, respectively ("CSA II"), whereby I/O agreed to sell certain equipment to Signature;

      WHEREAS, I/O is the owner and holder of that certain Promissory Note dated November 11, 1998 in the principal sum of $1,621,782.02 between Quantum Geophysical, Inc. ("Quantum"), and Geokinetics, as makers, and I/O, as payee ("Note");

      WHEREAS, I/O has assigned to Global Charter Corporation ("Global"), all of its rights, title and interest to the Sales Price and any interest payable under CSA I and CSA II and has thereafter assigned to Global all of I/O's right, title and interest in CSA I, CSA II, the Note and any related security and other documents signed herewith;

      WHEREAS, subsidiaries or affiliated companies of Geokinetics, Signature or Quantum may have used equipment that is the subject of or represents collateral under CSA I, CSA II or the Note;

      WHEREAS, the Geokinetics Entities, being in default and unable to perform under CSA I, CSA II and the Note, have requested I/O to restructure their obligations thereunder;

      WHEREAS, I/O has agreed to such restructure with Geokinetics, Signature and Quantum whereby the parties, among other things, will enter contemporaneously herewith into an assignment in lieu of foreclosure and a leaseback transaction involving equipment subject to, covered by or pledged to I/O as collateral under CSA I, CSA II or the Note (defined below as the "Equipment".)

      WHEREAS, the parties hereto agree and acknowledge that the principal outstanding as of the date hereof on CSA I, CSA II and the Note is $2,127,323.85, $6,174,430.47 and $1,621,782.02, respectively; and

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      WHEREAS, the parties to this Restructure Agreement have contemporaneously herewith entered into or will enter into various agreements, including but not limited to a Lease Agreement between I/O and Geokinetics of this same date, to accommodate and effect the restructure described above (collectively, all such agreements including this Agreement are referred to as the "Transaction Documents");

      NOW, THEREFORE, for and in consideration of the premises herein set forth and the warranties, representations, covenants and agreements herein contained, the parties to this Agreement hereby warrant, represent, covenant and agree as follows:

                                   ARTICLE 1

                       ASSIGNMENT IN LIEU OF FORECLOSURE

      1.1 ASSIGNMENT IN LIEU OF FORECLOSURE. On the terms and conditions contained in this Agreement, the Geokinetics Entities shall assign, convey and transfer to I/O at the Closing all of the Geokinetics Entities' right, title and interest in and to the assets more particularly described in CSA I, CSA II, the Note and the related documents signed therewith (collectively, the "Equipment") in lieu of I/O's exercising its rights of foreclosure on the Equipment.

                                   ARTICLE 2

                           ADDITIONAL CONSIDERATION

      2.1 ADDITIONAL CONSIDERATION. As additional consideration to I/O, Geokinetics, for itself and the other Geokinetics Entities, agrees to pay to the I/O Entities at Closing all non-default interest accrued to date under CSA I, CSA II and the Note, and all attorney's fees (and expenses) incurred by I/O negotiating, documenting and otherwise accomplishing this restructuring transaction, which payments are conditions precedent to I/O's commitment to lease the Equipment back to Geokinetics.

                                   ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES
                          OF THE GEOKINETICS ENTITIES

      The Geokinetics Entities represent and warrant to I/O as follows:

      3.1 AUTHORITY. The Geokinetics Entities have the full right and power to execute, deliver and perform this Agreement. This Agreement is a valid and legally binding obligation of the Geokinetics Entities enforceable against them in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, and other laws affecting creditors' rights generally and, with regard to any equitable remedies, to the discretion of the court before which proceedings to obtain such remedies may be pending. The Geokinetics Entities have obtained all requisite director approval and have performed all other corporate action required in connection with the execution and delivery of this Agreement and the consummation of transactions contemplated hereby.


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      3.2 DUE INCORPORATION AND GOOD STANDING. Each Geokinetics Entity is duly organized, validly existing and in good standing under the laws of its State of incorporation.

      3.3 EQUIPMENT. The Geokinetics Entities own and hold title to the Equipment, free and clear of any and all liens, security interests, encumbrances, options, charges or assessments, except liens in favor of Input/Out, Inc. The Equipment is in good repair and working condition and has been designed, installed and maintained in accordance with good industry standards and all applicable legal requirements, subject to ordinary wear and tear.

      3.4 NO DEFAULTS OR OTHER VIOLATIONS. The execution and delivery of this Agreement by the Geokinetics Entities and the consummation of the restructuring transaction contemplated by this Agreement will not result in the breach of or default under (i) any of the Geokinetics Entities' certificates of incorporation, bylaws or other constituent documents and (ii) any indenture, mortgage, material agreement, law, rule, regulation or any order, judgment or decree to which any of the Geokinetics Entities is a party or to which any of the Geokinetics Entities may be subject.

      3.5 LITIGATION AND CLAIMS. No claim, demand, filing, cause of action, administrative proceeding, lawsuit or other litigation is pending or, to the best knowledge of the Geokinetics Entities, threatened that could now or hereafter affect the ownership or operation of any of the Equipment.

      3.6 COMPLIANCE WITH LAWS. The Equipment has been operated in accordance with all laws, orders, rules and regulations of all governmental authorities having or asserting jurisdiction relating to the ownership and operation thereof. All necessary governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation of the Equipment have been obtained and no violations exist or have been recorded in respect of such licenses, permits or authorizations.

      3.7 ENVIRONMENTAL. The Geokinetics Entities warrant that the Geokinetics Entities have not, and to the Geokinetics Entities' knowledge and belief no third party operator has received notice of, and the Geokinetics Entities do not know of, any violation of or investigation relating to any federal, state or local laws with respect to pollution or protection of the environment relating to the Equipment. The Geokinetics Entities have furnished I/O copies of any and all environmental studies and reports prepared or obtained by the Geokinetics Entities relating to the Equipment.

      3.8 BROKERS. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of the Geokinetics Entities for which I/O has or will have any liabilities or obligations (contingent or otherwise).

                                  ARTICLE  4

                       CONDITIONS TO OBLIGATIONS OF I/O

      The obligations of I/O to consummate the transactions provided for herein are subject to the fulfillment on or prior to the Closing Date of each of the following conditions, unless waived by I/O:


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      4.1 ACCURACY OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE
GEOKINETICS ENTITIES. All representations and warranties of the Geokinetics Entities contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects.

      4.2 PERFORMANCE. The Geokinetics Entities shall have performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by any of them at or prior to the Closing.

      4.3 PENDING MATTERS. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE 5

                            REPRESENTATIONS OF I/O

      5.1 AUTHORITY. I/O has the full right and power to execute, deliver and perform this Agreement. This Agreement is a valid and legally binding obligation of I/O enforceable against it in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, and other laws affecting creditors' rights generally and, with regard to any equitable remedies, to the discretion of the court before which proceedings to obtain such remedies may be pending. I/O has obtained all requisite director approval to execute this Agreement and perform its obligations hereunder and has performed all other corporate action required in connection with the execution and delivery of this Agreement and the consummation of transactions contemplated hereby.

      5.2 DUE INCORPORATION AND GOOD STANDING. I/O is duly organized, validly existing and in good standing under the laws of the State of Delaware.

      5.3 NO DEFAULTS OR OTHER VIOLATIONS. The execution and delivery of this Agreement by I/O and the consummation of the transaction contemplated by this Agreement will not result in the breach of or default under (i) I/O's articles of incorporation, bylaws or other constituent documents and (ii) any indenture, mortgage, material agreement, law, rule, regulation or any order, judgment or decree to which I/O is a party or to which I/O may be subject.

      5.4 BROKERS. No broker or finder is entitled to any brokerage or finder's fee, or to any commission, based in any way on agreements, arrangements or understandings made by or on behalf of I/O for which the Geokinetics Entities have or will have any liabilities or obligations (contingent or otherwise).

                                   ARTICLE 6

             CONDITIONS TO OBLIGATIONS OF THE GEOKINETICS ENTITIES

      The obligations of the Geokinetics Entities to consummate the transaction provided for herein are subject to the fulfillment on or prior to the Closing Date of each of the following conditions, unless waived by the Geokinetics
Entities:


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      6.1 REPRESENTATIONS. The covenants and representations of I/O herein contained shall be true and correct in all material respects.

      6.2 PERFORMANCE. The Geokinetics Entities shall have performed all material obligations, covenants and agreements contained in this Agreement to be performed or complied with by it at or prior to the Closing.

      6.3 PENDING MATTERS. No suit, action or other proceeding shall be pending or threatened that seeks to restrain, enjoin, or otherwise prohibit the consummation of the transactions contemplated by this Agreement.

                                   ARTICLE 7

                       CLOSING DOCUMENTS AND DELIVERIES

      7.1 TIME AND PLACE OF CLOSING. The transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Vinson & Elkins L.L.P., by September 24, 1999 (the "Closing Date").

      7.2 DELIVERY. At the Closing, the Geokinetics Entities shall deliver to I/O a Bill of Assignment in substantially the form of Exhibit "B" attached hereto executed by the Geokinetics Entities conveying the Equipment to I/O. At the Closing, the Geokinetics Entities shall deliver to I/O by wire transfer to an account designated by I/O to the Geokinetics Entities in writing, the sums of money due at closing under any of the Transaction Documents.

                                   ARTICLE 8

                             SURVIVAL, INDEMNITIES

      8.1 SURVIVAL. The representations, warranties, covenants and agreements contained herein shall survive the Closing and the consummation of the assignment and leaseback of the Equipment as herein provided.

      8.2 INDEMNIFICATION BY I/O. I/O agrees to indemnify, release, defend and hold harmless the Geokinetics Entities, its officers, directors, employees, owners, agents, representatives, affiliates, subsidiaries, successors and assigns (collectively, the "Geokinetics Entities Indemnitees") from and against any and all Claims (as hereinafter defined) (including, without limitation, damage to property, or injury to persons or death, and court costs and reasonable attorneys' fees) caused by, arising from, or attributable to (1) the ownership of the Equipment, from and after the Closing Date, subject, however to the certain Lease Agreement between Input/Output, Inc. and Geokinetics Inc. dated as of this same date, or (2) the breach by I/O of any of its representations, warranties, covenants or agreements hereunder. The term "Claims" as used in this Agreement shall mean all claims, liabilities, losses, damages, costs and expenses.

      8.3 INDEMNIFICATION BY THE GEOKINETICS ENTITIES. The Geokinetics Entities agree to indemnify, release, defend and hold harmless I/O, its officers, directors, employees, owners, agents,


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
representatives, affiliates, subsidiaries and successors from and against any and all Claims (including, without limitation, damage to property or injury to persons or death, and court costs and reasonable attorneys' fees) caused by, arising from or attributable to (1) the ownership and operation of the Equipment prior to the Closing Date, or (2) the breach by any of the Geokinetics Entities of any of their representations, warranties, covenants or agreements hereunder.

      8.4 EXCLUSIVE REMEDY. Each of the parties hereto acknowledges and agrees that its sole and exclusive remedy with respect to (i) any and all Claims, (ii) any other claims pursuant to or in connection with this Agreement or the transactions contemplated thereby, or (iii) any other claims relating to the Equipment and the assignment of same by I/O and the Geokinetics Entities, respectively, shall be limited to the provisions set forth in this Agreement and the Transaction Documents.

      8.5 NEGLIGENCE AND FAULT. AN INDEMNIFIED PARTY SHALL BE ENTITLED TO INDEMNIFICATION HEREUNDER IN ACCORDANCE WITH THE TERMS HEREOF WITH RESPECT TO THE EQUIPMENT, REGARDLESS OF WHETHER THE LOSS OR CLAIM GIVING RISE TO SUCH INDEMNIFICATION OBLIGATION IS THE RESULT OF THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR VIOLATION OF ANY LAW OF OR BY SUCH INDEMNIFIED PARTY. THE PARTIES AGREE THAT THIS PARAGRAPH CONSTITUTES A CONSPICUOUS LEGEND.

                                   ARTICLE 9

                                   RELEASES

      9.1 RELEASE OF I/O AND GLOBAL. In consideration for I/O entering into the restructure as evidenced by the Transaction Documents and hereby agreeing to the restructure and the release granted herein, the Geokinetics Entities do hereby release, remise, relinquish and forever discharge I/O and Global and their respective beneficiaries, employees, agents, representatives, attorneys, directors, officers, owners, successors and assigns from any and all claims, rights, demands, debts, liabilities, controversies, or causes of action, known or unknown, asserted or unasserted, liquidated or unliquidated, fixed or contingent, of any nature whatsoever arising out of or in connection with (i) the transactions evidenced by CSA I, CSA II or the Note and this restructuring thereof or (ii) the use by any entity of the Equipment, which claims, causes of action, etc., any of the Geokinetics Entities, their affiliates, subsidiaries, successors or assigns, or any person, firm, agency, body, entity, company, or corporation claiming by, through or under any of them, directly or indirectly, presently have or have ever owned, claimed, or may be entitled to the benefit of, but excepted from this release of I/O and Global, are the obligations created under the Transaction Documents.

      9.2 RELEASE OF GEOKINETICS, SIGNATURE AND QUANTUM. Subject to the following provisions of this Section 9.2, I/O and Global hereby do release, remise, relinquish, and forever discharge Geokinetics, Signature and Quantum and their respective beneficiaries, employees, agents, representatives, attorneys, directors, officers, owners, successors and assigns, from any and all claims, rights, demands, debts, liabilities, controversies or causes of action, known or unknown, asserted or unasserted, liquidated or unliquidated, fixed or contingent, of any nature whatsoever arising out of CSA I, CSA II or the Note. The parties hereto agree and acknowledge that, pursuant to the Transaction Documents, the Equipment will be assigned to I/O encumbered by and subject to


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the liens and security interests securing the amounts and obligations owed under
CSA I, CSA II and the Note, and under any security documents creating or perfecting such liens and security interests; thus, the preceding provision of this Section 9.2 shall not constitute termination of such liens, security interests, or security documents. The obligations of any of the Geokinetics Entities under the Transaction Documents shall be excepted from the release granted herein.

                                  ARTICLE 10

                                 MISCELLANEOUS

      10.1 OWNERSHIP OF CLAIMS. By execution hereof, each of the parties hereby represents, covenants, and warrants that no claim released herein has previously been conveyed, assigned, or in any manner transferred, in whole or in part, to any individual or entity that is not a party to this Restructure Agreement.

      10.2 EXPENSES. Each of the parties hereto shall bear and pay all costs, expenses and fees incurred by him or it or on his or its behalf in the preparation and execution of this Agreement and compliance herewith, whether or not the transaction herein provided for shall, in fact, be effectuated, including, without limiting the generality of the foregoing, fees and expenses of financial consultants, accountants, and counsel, unless otherwise expressly provided herein.

      10.3 NOTICES. All notices, requests, demands or other communications pursuant to this Agreement shall be in writing, and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, postage prepaid, to the parties as follows:

              IF TO THE I/O ENTITIES:

                  Input/Output, Inc.
                  11104 W. Airport Boulevard
                  Stafford, Texas 77477
                  Attention: Rex Reavis

              WITH A COPY TO:

                  D. Bobbitt Noel, Jr.
                  Vinson & Elkins L.L.P.
                  1001 Fannin Street
                  2300 First City Tower
                  Houston, Texas 77002-6760


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
              IF TO THE GEOKINETICS ENTITIES:

                  Geokinetics Inc.
                  Marathon Oil Tower
                  5500 San Felipe, Suite 780
                  Houston, Texas 77056
                  Attention:  Chief Financial Officer

              WITH A COPY TO:

                  Chamberlain, Hrdlicka, White, Williams & Martin
                  1400 Two Allen Center
                  1200 Smith Street
                  Houston, Texas 77002-4310
                  Attention: James J. Spring, III

or to such other addresses as may have been furnished in writing by such party to the other parties to this Agreement.

      10.4 PRIOR AGREEMENTS, MODIFICATIONS AND WAIVERS. This Agreement shall supersede any and all other prior negotiations, agreements, documents or other instruments with respect to the restructure matters covered hereby. This Agreement may be amended or modified at any time only by agreement in writing signed by the parties hereto. No waiver of any provision of this Agreement shall be deemed to be a continuing waiver of such provision in the event the same or similar conditions giving rise to such waiver thereafter occur.

      10.5 BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

      10.6 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Texas.

      10.7 ATTORNEY FEES. If either party breaches this Agreement as determined by a court of competent jurisdiction, the breaching party shall be obligated to reimburse the non-breaching party for the reasonable attorney fees incurred as a result of such breach.

      10.8 FURTHER COOPERATION. After the Closing Date, each Party at the request of the other and without additional consideration, shall execute and deliver, or shall cause to be executed and delivered from time to time such further instruments of conveyance and transfer and shall take such other action as the other Party may reasonably request to convey and deliver the Equipment to I/O and to accomplish the orderly transfer of the Equipment to I/O in the manner contemplated by this Agreement.

      10.9 CONFIDENTIALITY. Except as required by law, regulation, financial accounting or reporting requirements, or order of a court or other governmental authority, or upon written consent of the other parties hereto, each party and its respective agents, employees, affiliates, officers,


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directors, and attorneys shall keep and maintain this Restructure Agreement and the Lease Agreement referenced herein, and the terms and provisions thereof, in strict confidence, and shall not transmit, reveal, disclose or otherwise communicate any of the terms or provisions of this Restructure Agreement and the Lease Agreement referenced herein to any person or otherwise publish same. This subsection 10.9 shall not be construed to prevent the parties from disclosing to any court or otherwise as necessary in any litigation or resolution of disputes under this Restructure Agreement or the Lease Agreement referenced herein.

      IN WITNESS WHEREOF, each of the parties to this Agreement has caused this Agreement to be executed as of the date set forth in the first sentence hereof.


                                  "THE GEOKINETICS ENTITIES"

                                  GEOKINETICS INC.

                                  By: /s/ THOMAS J. CONCANNON
                                  Name:   Thomas J. Concannon
                                  Title:  Vice President


                                  SIGNATURE GEOPHYSICAL
                                  SERVICES, INC.

                                  By: /s/ THOMAS J. CONCANNON
                                  Name:   Thomas J. Concannon
                                  Title:  Treasurer

                                  QUANTUM GEOPHYSICAL, INC.

                                  By: /s/ LYNN A. TURNER
                                  Name:   Lynn A. Turner
                                  Title:  President

                                  "THE I/O ENTITIES"

                                  INPUT/OUTPUT, INC.

                                  By: /s/ REX K. REAVIS
                                  Name:   Rex K. Reavis
                                  Title:  V-P Land Division

                                  GLOBAL CHARTER CORPORATION

                                  By: /s/ AXEL M. SIGMAR
                                  Name:   Axel M. Sigmar
                                  Title:  Director


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